LORD ABBETT GLOBAL FUND

Lord Abbett Multi-Asset Global Opportunity Fund

Supplement dated August 1, 2014 to the

Prospectus dated May 1, 2014

1.	Each of Lord Abbett Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”) and Lord Abbett Emerging Markets Local Bond Fund (“Emerging Markets Local Bond Fund”), each a series of Lord Abbett Global Fund, Inc., is added as an underlying fund in which Lord Abbett Multi-Asset Global Opportunity Fund (the “Fund”) may invest.

2.	The following is a concise description of the investment objectives and practices of each of Emerging Markets Corporate Debt Fund and Emerging Markets Local Bond Fund. More information about each of these Funds is available in its prospectus.

Emerging Markets Corporate Debt Fund

Seeks total return by investing primarily in emerging market corporate debt securities.

Emerging Markets Local Bond Fund

Seeks total return by investing primarily in emerging market debt securities and other instruments denominated in local currencies.

3.	The following risk factors are added to the section titled “Principal Risks” in the Fund’s Statutory Prospectus.

•	Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans, through the underlying funds, are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•	Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

Please retain this document for your future reference.

LORD ABBETT GLOBAL FUND

Lord Abbett Multi-Asset Global Opportunity Fund

Supplement dated August 1, 2014 to the

Statement of Additional Information dated May 1, 2014

The following two paragraphs replace the first paragraph in the corresponding portion of the above-referenced Fund’s statement of additional information under the section titled “Investment Policies – Derivatives – Swap Transactions:”

Swap Transactions. In accordance with their investment objectives and strategies, the Funds may enter into interest rate, equity index, credit, currency, Consumer Price Index (“CPI”), and total return swap agreements and swaptions (options on swaps). A Fund may enter into these transactions for hedging purposes or for speculative purposes in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices. A Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Funds normally may enter into CPI swaps on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Funds may enter into CPI swaps on a year-over-year basis, in which the one party pays an annual fixed rate on some notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals.

Please retain this document for your future reference.